UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 13, 2014
BBX Capital Corporation
(Exact name of registrant as specified in its charter)
Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 East Las Olas Blvd Suite 800 Ft. Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 954-940-4900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 13, 2014, BBX Capital Corporation (the “Company”) issued a press release that included its financial results for the three months ended March 31, 2014, a copy of which is furnished herewith as Exhibit 99.1.  The information in this item (including Exhibit 99.1) is being furnished pursuant to Items 2.02 and 9.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report shall not be deemed an admission as to the materiality of any information in the press release furnished herewith.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated May 13, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May13, 2014

BBX Capital Corporation

                                                    By:/s/John K. Grelle

                                                    -------------------------

                                                       John K. Grelle

                                                      Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release dated May 13, 2014